Exhibit 99.1

Innovative Fuel Cells & Electrolyzers Investor Presentation, May 5, 2023

The information, opinions, estimates, projections, forecasts, targets, or prospects contained in this presentation are provided as at the date of this presentation and are subject to change without notice . This presentation contains financial information prepared in accordance with U . S . generally accepting accounting principles (“GAAP”) that has been extracted without material adjustment from audited GAAP financial statements and/or extracted or derived from unaudited accounting records that have been used to prepare GAAP financial statements . This presentation also contains certain non - GAAP financial measures which have not been and will not be audited . These non - GAAP financial measures are not recognized measures of financial performance or liquidity under GAAP, but are measures used by the management of Advent Technologies Holdings, Inc . (“Advent”) to monitor the underlying performance of Advent’s business and operations . These non - GAAP measures may not be indicative of Advent’s historical operating results nor are such measures meant to be predictive of future results . These measures and ratios may not be comparable to those used by other companies under the same or similar names . As such, undue reliance should not be placed on these non - GAAP financial measures . Advent is not able to provide a reconciliation of the Company’s non - GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation . Certain financial information contained herein is unaudited and is based on internal records and/or estimates . This presentation contains certain forward - looking information which may not be included in future public filings or investor guidance . The inclusion of financial information or metrics in this presentation should not be construed as a commitment by Advent to provide guidance on such information in the future . The information contained in this presentation is the property of Advent . This presentation may not be copied, published, reproduced or distributed in whole or in part at any time without the prior written consent of Advent . The trademarks and trademark symbols used herein are the properties of their respective owners . This presentation contains financial forecasts with respect to Advent’s estimated future performance . Advent’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation and, accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . These projections should not be relied upon as being necessarily indicative of future results . In this presentation certain of the above - mentioned projected financial information has been included (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Advent or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . The financial forecasts reflect assumptions that are subject to change, and there can be no assurance that Advent’s financial condition or results of operations will be consistent with those set forth in such analyses and forecasts . DISCLAIMER 2

3 This presentation contains “forward - looking statements” within the meaning of applicable securities laws, including statements with respect to Advent’s strategies, future opportunities and growth prospects, Advent’s financial statements, as well as other information and statements that are not historical fact . These forward - looking statements regarding future events and the future results of Advent are based on current expectations, estimates, forecasts, and projections about the industry in which Advent operates, as well as the beliefs and assumptions of Advent’s management . These forward - looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond Advent’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future . They are neither statements of historical fact nor promises or guarantees of future performance . Therefore, Advent’s actual results may differ materially and adversely from those expressed or implied in any forward - looking statements and Advent therefore cautions against relying on any of these forward - looking statements . Factors that might cause or contribute to such differences include, but are not limited to : economic conditions globally ; the impact of competition ; political and economic developments in the countries in which Advent operates ; regulatory developments in Greece, Europe and internationally ; the COVID - 19 pandemic ; the ability to maintain NASDAQ’s listing standards ; Advent’s ability to manage growth ; Advent’s ability to execute its business plans and the timing and costs of these plans ; Advent’s estimates of the size of the markets it serves ; the rate and degree of market acceptance of Advent’s products ; rising costs or pricing pressures adversely affecting Advent’s profitability, including sales and marketing expenses ; expectations regarding capacity constraints ; potential litigation involving Advent ; the validity or enforceability of Advent’s intellectual property and Advent’s compliance with the intellectual property rights of third parties ; and other risks and uncertainties indicated from time to time in Advent’s filings with the U . S . Securities and Exchange Commission (“SEC”), including those set forth under “Risk Factors” in its Form 10 - K filed with the SEC on March 31 , 2023 , and other documents to be filed with the SEC . Any forward - looking statements made by or on behalf of Advent speak only as of the date they are made . Advent undertakes no obligation to update any forward - looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based . Accordingly, attendees and recipients should not place undue reliance on forward - looking statements due to their inherent uncertainty . In this presentation, Advent relies on and refers to information and statistics regarding industry data . Advent obtained this information and statistics from third - party sources, including reports by financial data firms and other firms . Advent has supplemented this information where necessary with information from discussions with its own internal estimates, taking into account publicly available information about other industry participants and Advent’s management’s best view as to information that is not publicly available . Such information has not been subject to any independent audit or review . To the extent available, the industry, market and competitive position data contained herein has come from official or third party sources . Third party industry publications, studies and surveys generally state that the data contained therein has been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data . While Advent reasonably believes that each of these publications, studies and surveys has been prepared by a reputable party, neither Advent nor any of its directors, officers, employees, agents, affiliates, advisors or agents, have independently verified the data contained therein . In addition, certain industry, market and competitive position data contained herein come from Advent’s internal research and estimates based on the knowledge and experience of Advent’s management in the markets in which Advent operates . While Advent reasonably believes that such research and estimates are reasonable, they, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change . Accordingly, reliance should not be placed on any of the industry, market or competitive position data contained in such information and no representation or warranty (express or implied) is given that such data is correct or complete . DISCLAIMER (continued) 3

4 COMMERCIAL HT - PEM FUEL CELL TECHNOLOGY • Differentiating IP for High - Temperature Proton Exchange Membrane (HT - PEM) fuel cells . We manufacture innovative fuel cell components and systems . • Our key markets are stationary (e.g., telecom towers, backup power), mobile (automotive, marine) and portable (e.g., critical infrastructure backup). • Strategic partner of the US Department of Energy for innovative technology development. ANION EXCHANGE MEMBRANE (AEM) ELECTROLYZERS • AEM technology developed by Advent since 2018. • Milestone of kW system prototype expected to be available in 2023 . Advent Technologies Holdings, Inc. - Overview 4 GLOBAL MANDATE TO DECARBONIZE • US Inflation Reduction Act : $369 billion allocated towards initiatives related to energy security and climate change, including promotion of clean hydrogen. • REPowerEU : Up to €300 billion allocated to enhance energy independence with focus on green technologies. • EU Hydrogen Accelerator : Goal to produce 10 million tons and import 10 million tons of renewable hydrogen in the EU by 2030. IPCEI FUNDING • EU ratified Advent IPCEI (Important Project of Common European Interest) Green HiPo in July 2022 . • Total funding of €782.1m ratified for Advent Green HiPo to support R&D & Production over an estimated period of 6 years. HIGH GROWTH PROFILE • Efficient cash burn path to profitability. • Significant gross margins at full - scale commercialization.

2021



2022





2023



Milestones

Advent successfully executes on business plan

Corporate

02/21 Advent listed on NASDAQ, raising $158 million
02/21 UltraCell (U.S.) acquisition
08/21 SerEnergy A/S (Denmark) and fischer eco solutions GmbH (Germany) acquisitions
04/23 New R&D/manufacturing facility opens in Hood Park, Boston

Commercialization

12/21 MoU with BASF to secure supply chain for large scale projects
03/22 Launch of next-gen Ion Pair™ MEA with US DoE
07/22 EU ratifies Advent's Green HiPo IPCEI project (€782.1m)
08/22 Multi-state MoU for a US Northeast Clean H2 Hub

Stationary

10/21 5kW Serene fuel cell systems roll-out in Asian market for Telecom sector
01/22 Supply of Serene fuel cells for Globe Telecom
09/22 3-year agreement with the German State of Brandenburg for Serene fuel cell systems
12/22 Delivery of Serene fuel cell systems to BSZ Netz

Mobility

02/22 Tech assessment with Hyundai Motor Company
03/22 Tech assessment with second global automotive manufacturer
01/23 Marine fuel cell development project with Alfa Laval
02/23 New marine collaboration with Siemens Energy
03/23 JDA with Hyundai Motor Company

Electrolyzers

04/21 Advent's AEM MEA exceeds U.S. DoE targets
05/22 Signing of joint declaration to boost EU electrolyzer production

ADVENT 5

Organization

170+
Employees

38
Successful R&D Programs

700+
Combined Technical Years of Experience

150+
Patents Issued, Licensed, or Pending



Advent Technologies LLC
Silicon Valley, USA

- Portable Fuel Cell Products R&D and Production
- DIGI-TRONIC fuel cell system R&D
- Development of advanced cooling technologies



Advent Technologies GmbH
Germany

- Development and assembly of Advent's 5kW-15kW stacks.



Advent Technologies Holdings Inc.
Boston, MA USA

- Corporate Headquarters
- Fuel Cell R&D and Manufacturing
- Ion Pair™ MEA production
- Electrolyzer test stations

Advent Technologies A/S
Denmark

- Center of Excellence for fuel cells
- Development and assembly of Advent's 5kW-15kW Serene systems





Advent Technologies SA,
Greece

- Fuel Cells R&D and production
- Electrolyzers R&D and production
- MEA production
- Ion Pair™ MEA product development



Advent Green Energy Philippines Inc.
Philippines

- APAC service center for the telecom market
- Sales, service and site preparation

ADVENT 6

Our People



Vasilis Gregoriou*
Chairman & CEO



Emory De Castro*
CTO



Kevin Brackman
CFO



Chris Kaskavelis
CMO



Jim Coffey
General Counsel & COO



Naiem Hussain
CIO



Nora Gourdoupi*
SVP, Corporate Business Development



Morten Hougaard Sørensen
SVP, Advent Technologies A/S



Daniel Hennig
SVP, Advent Technologies GmbH



Alan Kneisz
VP, Sales & Marketing



Preben Rasmussen
VP, Advent Technologies A/S



Vasilis Kopelas
VP, Business Development (Green Mobility)



Jochen Baurmeister
CTO's Office



Gregory Guth
VP, Manufacturing



Antigoni Vafeidou
Director of Operations and Legal for Europe



George Paloumbis
Director of Manufacturing



Cynthia Olson
Coating Manager



Theofanis Spiliotopoulos
HR Manager

*Indicates member of Board of Directors following the Business Combination. Additional Board of Director members include Anggelos Skutaris., Lawrence Epstein, Wayne Threatt and Von McConnell.

ADVENT

7

Hydrogen Can Solve 1/3 of Global CO_2 Emissions Problem

Emissions (Gt of CO_2)		Hydrogen (Gt of CO_2 abated)	
Buildings	3	Off-Grid	Immediate **Advent opportunity** to **replace diesel gensets** globally
Power Generation	15	Long-Term Storage	Hydrogen generation from surplus renewable power is an **ideal solution**
Industry	9	Steel Fertilizers Refineries	14% of global CO_2 emissions **200Mt H2->1.5TW electrolyzers needed** (2022: 2GW installed)
Mobility	8	Trucks Marine Aviation	14% of global CO_2 emissions (excluding passenger EVs) 31,910 TWh 945 MToe of efuel for net zero.



3
15
9
8

Massive Opportunity for Electrolyzers and Fuel Cells

2030:
100s of GWs of **Electrolyzers**
10s of GWs of **Fuel Cells**



1.5°C

For 1.5°C IPCC Paris Mandate

ADVENT



2050:
TWs of **Electrolyzers**
100s of GWs of **Fuel Cells**



For Net Zero Transition

ADVENT 8

Business Model 9 9 Distribution Characteristics • In - house captive supply for stack manufacture • Direct sales of MEAs to third parties • JDA with Tier 1/OEM for discrete applications (e.g., automotive) • Unique IP • Low capex • High production volume • In - house production MEA (membrane electrode assemblies) HT - PEM and AEM • In - house captive supply for system manufacture • Standardized core stacks can be supplied to multiple markets • Production levels subject to market demand and Advent approved partner manufacturing capabilities STACK Fuel Cell and Electrolyzer • Direct sales for stationary, portable and marine power applications • Manufacturing can be licensed subject to use Advent stacks and MEAs • Applicable for stationary, portable, and marine power markets • Unique specification if required by strategic partner • Third party fabrication possible SYSTEM Fuel Cell and Electrolyzer

10 Stationary Power Key Markets x Diesel Generator replacement Automotive Electrolyzers x Green Hydrogen Production Marine x Methanol Fuel Cells to decarbonize Shipping x Total Cost of Ownership reduction with Advent Fuel Cells 10

Stationary Power Advent’s fuel cell systems replace diesel generators 11 Green Low - Cost Proven Resilient Configurable 11

Stationary Power Generation Products 12 Unit Systems Fuel Mix & Accessories Platforms Other Services SereneU SereneU HV High Voltage Unit SereneS The System 5kW - 15kW Advent Academy Support & Service Spare Parts & Accessories Fuel Mix Service Management System Remote Monitoring SereneC The Container 30kW – 125kW ( under development ) The Unit 5kW 4th Gen SereneP & SereneCHP The Portable System Combined Heat & Power 5kW 12

Power Generation Critical infrastructure Backup Power Telecom Backup Power Stationary Power: Existing Worldwide Deployments 13 Globe Telecom 5G upgrades – Philippines • 10kW systems on rooftop sites in rural and urban areas • Proved resilient against natural disasters • Off - Grid, Bad - Grid • 24/7 Power State of Brandenburg Germany • Backup remotely monitored power for Brandenburg’s BOS digital radio network • Serene fuel cells ensure seamless operation of the entire BOS network in Brandenburg BSZ Netz Germany • The Serene 5kW system is one of the portable power stations currently integrated into a mobile solution developed by BSZ Netz 13

Marine: Auxiliary & Propulsion

Methanol is reformed on-board to hydrogen, then hydrogen and air enter the fuel cell and are converted to Electricity & Heat





Siemens Energy

Advent and **Siemens Energy** are collaborating to develop a fuel cell solution for the marine industry using Advent's methanol-powered HT-PEM fuel cells. They are also partnering with **Sanlorenzo** to launch the first eMethanol HT-PEM fuel cell project, with the goal of eliminating the need for diesel engines and generators in yachts.

Alfa Laval

Advent and **Alfa Laval** are teaming up with Danish shipowners to explore the use of Advent's methanol-powered HT-PEM fuel cells as a source of marine auxiliary power. The project, funded by the Danish EUDP, will also focus on integrating Advent's Ion Pair™ MEA technology.

Global Shipping Fleets

Advent has formed partnerships with **Neptune Lines** and **Laskaridis Shipping** commencing with pilot programs, where Advent's methanol-powered HT-PEM fuel cells are being tested as auxiliary, backup and emergency power sources.

1. Methanol, Green methanol and eMethanol

Methanol is easy to handle and transport, improving safety. Serene fuel cells using green methanol can reduce CO_2 emissions by over 80% compared to other fuel sources. eMethanol from green hydrogen is expected to power Serene fuel cells, providing net-zero emissions to ships.

2. Scalable Architecture

Can be configured and stacked to meet electricity needs of up to 250kW.

3. Efficiency

Efficiency target: 45%

ADVENT 14

Automotive: Heavy - Duty Trucks 15 Hyundai JDA Advent and Hyundai Motor Company have signed a JDA after a positive tech assessment, aiming to advance HMC - Advent Ion Pair Œ MEA, set MEA supply standards, and evaluate Advent's technology for Hyundai's heavy - duty and/or stationary applications. Tech Assessment with Major Fuel Cell Technology Provider for Mobility Applications Evaluation of Advent’s proprietary HT - PEM technology and Ion Pair Œ MEA, with a goal of establishing a Joint Development Agreement or licensing Advent’s proprietary fuel cell technology. 1. Methanol, H2, eFuels 2. Heat Management • HT - PEM: Unique thermal management characteristics. • Compact, cost - efficient cooling system. • Ideal for extreme conditions. 3. Long Range & Fast Recharge 4. Efficiency

Portable Power





Honeybadger 50™

Ultra-compact fuel cell, offering quiet, lightweight power generation on-the-move

- Tested by the US Army.
- Near silent generation of up to 50W of continuous power with clean emissions.
- More than 70% weight reduction compared to batteries.
- Can use windshield washer fluid as fuel.
- Can easily power radio and satellite communications gear, remote fixed and mobile surveillance systems, and laptops.
- **Multiple applications are expected in the future in sectors such as robotics, agriculture, drones, emergency operations, and hospitality (leisure and camping).**

1. Lightweight

Reduces weight vs batteries by 3x to 25x on missions.

2. Resilient

- Continuous operation at -20° C to 50°C.
- Manufactured with materials that are not damaged at extreme temperatures.

3. Fuel flexible

Uses a fuel serviceable filter (like a water filtration kit), allowing it to run on the fuels that can be deployed in defense missions: methanol, JP-8, and even windshield washer fluid.

ADVENT 16

Advent Principles for Technology Adoption

CHALLENGE

3Es: Environment, Energy Security, Economy

Green solutions must be deployed with TCO in mind; otherwise, they will not gain widespread commercial acceptance. Technology licensing and global manufacturing is needed.

Leverage Existing Infrastructure

Mobility and off-grid power will require H_2-based eFuels that leverage existing liquid fuel global infrastructure.

Rare/Expensive Metals Use

Platinum, Iridium, Titanium, must be minimized to lead to mass scale-up.

78 195.08
Pt
Platinum

ADVENT PRINCIPLES

Innovate, License & Partner

with Tier1s/OEMs for global adoption. Optimize business model for high-margin, low-capex growth. Retain core IP.



Multifuel Strategy:

HT-PEM FC technology allows for efficient use of eFuels (with off-grid and marine being immediate opportunities for eMethanol).



Materials Innovation:

AEM EC technology for Pt/Ir free electrolyzers.

ADVENT

Mission

Innovate & bring to market with strategic partners the HT-PEM fuel cell and AEM electrolyzer technologies.

Advent's Fuel Cell HT-PEM Technology

HYDROGEN

Where infrastructure for refueling & local production is available.

eFuels/METHANOL

eMethanol: Liquid 100% green H2 carrier

Methanol/Biomethanol: Interim, low-cost option for off-grid & marine.


ADVENT

ELECTRICITY

- Stationary, Portable Off-Grid Power
- Heavy-Duty Automotive
- Marine
- Aviation



Advantages

Multifuel
Direct eFuel use (marine, off-grid)
Resilient to low purity H2

Heat Management
Superior cooling - high-efficiency needed for trucks, aviation

Efficiency
Quality heat use can drive efficiency between 50% to 85%

Manufacturing
Simple Design/BoP (no water management) - low-cost to produce

Resilience
Extreme cold/heat, air impurity, humidity conditions


Lowest TCO
$/kWh
$5
$/KWH
$0
$2
$1
$0.35
2022
2024
2026
YEAR

ADVENT 18

Advent’s AEM Electrolyzer Technology 19 H2 SOLAR WIND 19 Ammonia Hydrogen Pipelines eMethanol eDiesel eKerosene Pt Ir

Advent Develops AEM Electrolyzers to Lower the Cost of Green Hydrogen Production 20 20 Low OPEX: • Advent’s MEA achieves 90% voltage efficiency (key to achieving hydrogen at $1/kg) • At the MEA level, Advent has exceeded the U.S. DoE target of under 45 kWh/kg H2 Low CAPEX: • No Platinum, Iridium, or Titanium needed Competition Advent x Low OPE X x Low CAPEX x Average OPEX x High CAPEX x High OPEX x Low CAPEX Advent Competition AEM PEM A WE

21 Financials - Summary 21 • Revenue Target of approximately $ 60 Million in 2026 from Current Business and Product Portfolio . • Targeting Cash Flow Positive in 2026 . • Potential requirement of approximately $ 40 Million of capital in aggregate by 2026 to reach a Cash Flow positive state , mainly for working capital purposes and for the production ramp - up . • IPCEI Funding is Non - Dilutive Capital for innovative R&D and First Industrial Deployment of a new R&D and production facility in Greece . • Revenue upside to the business, derived from Green HiPo capacity increase and the launch of state - of - the - art products .

Markets: We are Expanding to Electrolyzers with IPCEI Support Advent Green HiPo 22

Green HiPo 23 • Advent’s Green HiPo is a key IPCEI Hydrogen Technology Project • IPCEIs aim to achieve economic growth, technological and energy autonomy in the EU • Total funding of 782.1m € • Duration 2022 - 2027 (with ability to recapture certain expenses back to January 2021) • Under IPCEI Hy2Tech, Advent was one of only eight SMEs to have received ratification • R&D and Production Facilities • Direct and indirect cooperation with approximately 20 European entities • Electrolyzers: 1.5 GW over 6 years • Fuel Cells: 120MW over 6 years Innovative Production of HT - PEM Fuel Cells and Electrolyzers in Western Macedonia, Greece 23

Western Macedonia State - of - the - Art Advent Facility 24 • Approximately 650 new jobs over the next 6 years. • B eacon of attraction for scientists and specialized professionals from local universities. • Green HiPo aims to establish Western Macedonia as a strategic hub for the European hydrogen and fuel cell sector. • Green HiPo will contribute to EU's target of reaching 400GW hydrogen production capacity by 2030. 24

Our Technology is our Power • Pragmatic approach to reduce Total Cost of Ownership for Fuel Cells and Electrolyzers . • World - class electrochemistry & engineering teams with state - of - the - art facilities in Boston , backed by government funding (with planned IPCEI scale - up program) . • Strong traction with Partners for strategic joint go - to - market initiatives . • Focus on large markets such as stationary and mobility . 25 25

26 Thank you.